Exhibit 99.2
                                [GRAPHIC OMITTED]

                           RASC SERIES 2001-KS3 TRUST
           HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER
-------------------------------------------------------------------------------

THE FOLLOWING IS ADDITIONAL COMPUTATIONAL MATERIAL. ALL TERMS AND STATEMENTS ARE
                               SUBJECT TO CHANGE.



                                 AS UNDERWRITER



                                SEPTEMBER 6, 2001

 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER
                                  INFORMATION

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

SERIES:                        RASC 2001-KS3 Trust
LOAN GROUP:                    I
CLASS:                         A-I-1

SETTLE:                               09/26/2001
CURVE:                                09/05/2001

ASSUMPTIONS:

PREPAYMENT SPEED:              23.00% HEP
LOSSES:                        No Loss
ONE-MONTH LIBOR:               3.5725

      DISTRIBUTION DATE         AVAILABLE FUNDS
                                      CAP
-------------------------------------------------------------
                     25-Sep-01                 0
                     25-Oct-01              7.62
                     25-Nov-01              7.61
                     25-Dec-01              7.60
                     25-Jan-02              7.59
                     25-Feb-02              7.57
                     25-Mar-02              7.55
                     25-Apr-02              7.52
                     25-May-02              7.49
                     25-Jun-02              7.46
                     25-Jul-02              7.42
                     25-Aug-02              7.38
                     25-Sep-02              7.34
                     25-Oct-02              7.67
                     25-Nov-02              7.63
                     25-Dec-02              7.60
                     25-Jan-03              7.56
                     25-Feb-03              7.53
                     25-Mar-03              7.49
                     25-Apr-03              7.45
                     25-May-03              7.42
                     25-Jun-03              7.38
                     25-Jul-03              7.34